Exhibit 99.2

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Three Months Ended March 31, 2012

	LINN Energy Historical	BP Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$348,895	$56,882	$—		$405,777
Gains on oil and natural gas derivatives	2,031	—	—		2,031
Marketing revenues	1,290	—	—		1,290
Other revenues	1,874	—	—		1,874
	354,090	56,882	—		410,972
Expenses:
Lease operating expenses	71,636	20,129	—		91,765
Transportation expenses	10,562	—	—		10,562
Marketing expenses	692	6,188	—		6,880
General and administrative expenses	43,321	—	—		43,321
Exploration costs	410	—	—		410
Bad debt expenses	16	—	—		16
Depreciation, depletion and amortization	117,276	—	16,306	(a)	133,924
			342	(b)
Taxes, other than income taxes	25,195	4,995	—		30,190
Losses on sale of assets and other, net	1,478	—	—		1,478
	270,586	31,312	16,648		318,546
Other income and (expenses):
Interest expense, net of amounts capitalized	(77,519)	—	(18,436)	(c)	(96,906)
			(951)	(d)
Other, net	(3,269)	—	—		(3,269)
	(80,788)	—	(19,387)		(100,175)
Income (loss) before income taxes	2,716	25,570	(36,035)		(7,749)
Income tax expense	(8,918)	—	—	(e)	(8,918)
Net income (loss)	$(6,202)	$25,570	$(36,035)		$(16,667)
Net income (loss) per unit:
Basic	$(0.04)				$(0.09)
Diluted	$(0.04)				$(0.09)
Weighted average units outstanding:
Basic	193,256				193,256
Diluted	193,256				193,256

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2011

	LINN Energy Historical	BP Historical	2011 Acquisitions Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$1,162,037	$290,240	$197,424	$—		$1,649,701
Gains on oil and natural gas derivatives	449,940	—	—	—		449,940
Marketing revenues	5,868	—	—	—		5,868
Other revenues	4,609	—	—	—		4,609
	1,622,454	290,240	197,424	—		2,110,118
Expenses:
Lease operating expenses	232,619	80,493	36,725	—		349,837
Transportation expenses	28,358	—	—	—		28,358
Marketing expenses	3,681	37,675	—	—		41,356
General and administrative expenses	133,272	—	—	—		133,272
Exploration costs	2,390	—	—	—		2,390
Bad debt expenses	(22)	—	—	—		(22)
Depreciation, depletion and amortization	334,084	—	—	100,618	(a)	436,786
				2,084	(b)
Taxes, other than income taxes	78,522	22,997	12,750	—		114,269
Losses on sale of assets and other, net	3,516	—	—	—		3,516
	816,420	141,165	49,475	102,702		1,109,762
Other income and (expenses):
Loss on extinguishment of debt	(94,612)	—	—	—		(94,612)
Interest expense, net of amounts capitalized	(259,725)	—	—	(95,226)	(c)	(359,547)
				(4,596)	(d)
Other, net	(7,792)	—	—	—		(7,792)
	(362,129)	—	—	(99,822)		(461,951)
Income before income taxes	443,905	149,075	147,949	(202,524)		538,405
Income tax expense	(5,466)	—	—	—	(e)	(5,466)
Net income	$438,439	$149,075	$147,949	$(202,524)		$532,939

Net income per unit:
Basic	$2.52					$3.04
Diluted	$2.51					$3.03
Weighted average units outstanding:
Basic	172,044					173,728
Diluted	172,729					174,453

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2012, is derived from:

•	the historical consolidated financial statements of LINN Energy; and

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from BP America Production Company (“BP” and the properties, the “BP Properties”).

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, is derived from:

•	the historical consolidated financial statements of LINN Energy;

•	the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from BP;

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from Plains Exploration & Production Company (“Plains” and the properties, the “Plains Properties”);

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from Panther Energy Company, LLC and Red Willow Mid-Continent, LLC (collectively referred to as “Panther” and the properties, the “Panther Properties”);

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from SandRidge Exploration and Production, LLC (“SandRidge” and the properties, the “SandRidge Properties”); and

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from an affiliate of Concho Resources Inc. (“Concho” and the properties, the “Concho Properties” and together with the Plains Properties, Panther Properties and the SandRidge Properties, the “2011 Acquisitions Properties”).

The unaudited pro forma condensed combined statements of operations give effect to the acquisition from BP as if it had been completed as of January 1, 2011, and the acquisitions from Plains, Panther, SandRidge and Concho as if they had been completed as of January 1, 2010.  The transactions and the related adjustments are described in the accompanying notes.  In the opinion of Company management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined statements of operations are presented for illustrative purposes only, and do not purport to be indicative of the results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future.  In addition, future results may vary significantly from those reflected in such statements due to factors described in “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and elsewhere in the Company’s reports and filings with the Securities and Exchange Commission (“SEC”).

The unaudited pro forma condensed combined statements of operations should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2011.  The pro forma statements should also be read in conjunction with the historical statements of revenues and direct operating expenses for the BP Properties and the notes thereto filed as Exhibit 99.1 to the Current Report on Form 8-K/A of which this Exhibit 99.2 is a part, and the statements of revenues and direct operating expenses for the 2011 Acquisitions Properties and the notes thereto filed as exhibit 99.1 to the Current Report on Form 8-K filed December 11, 2011, and as exhibits 99.1, 99.2 and 99.3 to the Current Report on Form 8-K filed August 2, 2011.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

Note 2 – Acquisition Dates

The results of operations of the BP Properties and the 2011 Acquisitions Properties have been included in the historical financial statements of the Company since their acquisition dates.

The acquisition of BP Properties was completed on March 30, 2012, with an effective date of January 1, 2012, for total consideration of approximately $1.17 billion.

The acquisition of Plains Properties was completed on December 15, 2011, with an effective date of November 1, 2011, for total consideration of approximately $555 million.

The acquisition of Panther Properties was completed on June 1, 2011, with an effective date of January 1, 2011, for total consideration of approximately $223 million.

The acquisition of SandRidge Properties was completed on April 1, 2011, with the same effective date, for total consideration of approximately $201 million.

The acquisition of Concho Properties was completed on March 31, 2011, with an effective date of March 1, 2011, for total consideration of approximately $194 million.

Note 3 – Preliminary Acquisition Accounting

The acquisitions are accounted for under the acquisition method of accounting.  Accordingly, the Company conducts assessments of net assets acquired and recognizes amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisitions are expensed as incurred.  The initial accounting for the acquisition of the BP Properties is not complete and adjustments to estimated amounts, or recognition of additional assets acquired or liabilities assumed, may occur as more detailed analyses are completed and additional information is obtained about the facts and circumstances that existed as of the acquisition date.

The following presents the values assigned to the net assets acquired from BP as of the acquisition date (in thousands):

Assets:
Current	$7,154
Other property and equipment	207,735
Oil and natural gas properties	979,336
Total assets acquired	$1,194,225

Liabilities:
Current	$8,823
Asset retirement obligations	18,437
Total liabilities assumed	$27,260

Net assets acquired	$1,166,965

Current assets include receivables and inventory.  Current liabilities include payables, ad valorem taxes payable and environmental liabilities.

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs.  The fair value of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

discounted amount.  Significant inputs to the valuation of oil and natural gas properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; (iv) estimated future cash flows; and (v) a market-based weighted average cost of capital rate.  These inputs require significant judgments and estimates by the Company’s management at the time of the valuation and are the most sensitive and subject to change.

Note 4 – Pro Forma Adjustments

The Company’s historical results of operations include the results of properties acquired since the acquisition dates.  The pro forma statements of operations include adjustments to reflect the acquisition from BP as if it had been completed as of January 1, 2011, and the acquisitions from Plains, Panther, SandRidge and Concho as if they had been completed as of January 1, 2010.  The unaudited pro forma condensed combined statements of operations have been adjusted to:

(a)	record incremental depreciation, depletion and amortization expense, using the units-of-production method, related to oil and natural gas properties acquired as follows:

•	for the period from January 1 through March 30, 2012, and for the year ended December 31, 2011, $16 million and $65 million, respectively, related to the BP Properties
•	for the period from January 1 through December 15, 2011, $23 million related to the Plains Properties
•	for the period from January 1 through June 1, 2011, $7 million related to the Panther Properties
•	for the period from January 1 through April 1, 2011, $2 million related to the SandRidge Properties
•	for the period from January 1 through March 31, 2011, $3 million related to the Concho Properties

(b)	record accretion expense related to asset retirement obligations on oil and natural gas properties acquired as follows:

•	for the period from January 1 through March 30, 2012, and for the year ended December 31, 2011, $342,000 and $1 million, respectively, related to the BP Properties
•	for the period from January 1 through December 15, 2011, $520,000 related to the Plains Properties
•	for the period from January 1 through June 1, 2011, $26,000 related to the Panther Properties
•	for the period from January 1 through April 1, 2011, $128,000 related to the SandRidge Properties
•	for the period from January 1 through March 31, 2011, $3,000 related to the Concho Properties

(c)	record interest expense as follows:

•	incremental debt of approximately $1.17 billion incurred to fund the estimated closing price for the BP Properties; the assumed interest rate was 6.25%
•	incremental debt of approximately $544 million incurred to fund the purchase price of the Plains Properties; the assumed interest rate was 2.9%
•	incremental debt of approximately $223 million incurred to fund the purchase price of the Panther Properties; the assumed interest rate was 6.5%

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

A 1/8 percentage change in the assumed interest rate would result in an adjustment to pro forma net income (loss) as follows:

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(in thousands)

BP Properties	$369	$1,475
Plains Properties	—	688
Panther Properties	—	141
	$369	$2,304

(d)	record incremental amortization of deferred financing fees associated with debt incurred to fund the purchase price of the BP Properties and the Panther Properties

(e)
The Company is treated as a partnership for federal and state income tax purposes.  The Company subsidiaries that acquired the Properties are also treated as partnerships for federal and state income tax purposes.  Accordingly, no recognition has been given to federal and state income taxes in the accompanying unaudited pro forma condensed combined statements of operations.

The pro forma statements of operations also include an adjustment to the weighted average units outstanding to reflect units issued to fund the purchase price of the SandRidge Properties and the Concho Properties.

Note 5 – Supplemental Oil and Natural Gas Reserve Information

The following tables set forth certain unaudited pro forma information concerning LINN Energy’s proved oil, natural gas and natural gas liquids (“NGL”) reserves for the year ended December 31, 2011, giving effect to the Properties acquired from BP as if they had occurred on January 1, 2011.  There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development costs.  The following reserve data represent estimates only and should not be construed as being precise.
	Year Ended December 31, 2011
	LINN Energy Historical	BP Historical	LINN Energy Pro Forma
	Natural Gas (Bcf)
Proved developed and undeveloped reserves:
Beginning of year	1,233	472	1,705
Revisions of previous estimates	(71)	7	(64)
Purchase of minerals in place	337	—	337
Extension and discoveries	240	—	240
Production	(64)	(29)	(93)
End of year	1,675	450	2,125
Proved developed reserves:
Beginning of year	805	472	1,277
End of year	998	450	1,448
Proved undeveloped reserves:
Beginning of year	428	—	428
End of year	677	—	677

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

	Year Ended December 31, 2011
	LINN Energy Historical	BP Historical	LINN Energy Pro Forma
	Oil and NGL (MMBbls)
Proved developed and undeveloped reserves:
Beginning of year	227.3	46.7	274.0
Revisions of previous estimates	(8.3)	0.8	(7.5)
Purchase of minerals in place	40.3	—	40.3
Extension and discoveries	34.9	—	34.9
Production	(11.7)	(3.1)	(14.8)
End of year	282.5	44.4	326.9
Proved developed reserves:
Beginning of year	142.9	46.7	189.6
End of year	172.6	44.4	217.0
Proved undeveloped reserves:
Beginning of year	84.4	—	84.4
End of year	109.9	—	109.9

	Year Ended December 31, 2011
	LINN Energy Historical	BP Historical	LINN Energy Pro Forma
	Total (Bcfe)
Proved developed and undeveloped reserves:
Beginning of year	2,597	752	3,349
Revisions of previous estimates	(121)	13	(108)
Purchase of minerals in place	579	—	579
Extension and discoveries	450	—	450
Production	(135)	(48)	(183)
End of year	3,370	717	4,087
Proved developed reserves:
Beginning of year	1,662	752	2,414
End of year	2,034	717	2,751
Proved undeveloped reserves:
Beginning of year	935	—	935
End of year	1,336	—	1,336

Summarized in the following table is information for the standardized measure of discounted cash flows relating to proved reserves as of December 31, 2011, giving effect to the BP Properties.  There are no future income tax expenses because the Company is not subject to federal income taxes.  Limited liability companies are subject to state income taxes in Texas; however, these amounts are immaterial.  The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of the properties.  An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.  For a discussion of the assumptions used in preparing the information presented, refer to the Company’s financial statements for the fiscal year ended December 31, 2011, as well as to the historical statements of revenues and direct operating expenses of the BP Properties included elsewhere in this Form 8-K/A.

LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

	December 31, 2011
	LINN Energy Historical	BP Historical	LINN Energy Pro Forma
	(in thousands)

Future estimated revenues	$29,319,369	$3,892,894	$33,212,263
Future estimated production costs	(9,464,319)	(1,740,911)	(11,205,230)
Future estimated development costs	(2,848,497)	(34,753)	(2,883,250)
Future net cash flows	17,006,553	2,117,230	19,123,783
10% annual discount for estimated timing of cash flows	(10,391,693)	(1,138,761)	(11,530,454)
Standardized measure of discounted future net cash flows	$6,614,860	$978,469	$7,593,329

Representative NYMEX prices: (1)
Natural gas (MMBtu)	$4.12
Oil (Bbl)	$95.84

(1)
In accordance with SEC regulations, reserves at December 31, 2011, were estimated using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.  The price used to estimate reserves is held constant over the life of the reserves.

The following table summarizes the principal sources of change in the standardized measure of discounted future net cash flows:

	Year Ended December 31, 2011
	LINN Energy Historical	BP Historical	LINN Energy Pro Forma
	(in thousands)

Sales and transfers of oil, natural gas and NGL produced during the period	$(822,602)	$(149,075)	$(971,677)
Changes in estimated future development costs	27,236	(59)	27,177
Net change in sales and transfer prices and production costs related to future production	784,308	94,698	879,006
Purchase of minerals in place	1,452,169	—	1,452,169
Extensions, discoveries, and improved recovery	552,704	—	552,704
Previously estimated development costs incurred during the period	306,827	—	306,827
Net change due to revisions in quantity estimates	(292,343)	19,811	(272,532)
Accretion of discount	422,353	106,219	528,572
Changes in production rates and other	(39,324)	(155,318)	(194,642)
	$2,391,328	$(83,724)	$2,307,604

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flow from, or current value of, existing proved reserves since the computations are based on a large number of estimates and arbitrary assumptions.  Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions.  The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control.  Actual future prices and costs are likely to be substantially different from the current prices and costs utilized in the computation of reported amounts.  Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.